Disclosure of indirect measurement of fair value of goods or services received, share options granted during period, SCL Equity Plan (Details) - 2009 SCL Equity Plan [Member] - Share options [Member]	12 Months Ended
	Dec. 31, 2020 USD ($) yr $ / shares	Dec. 31, 2019 USD ($) yr $ / shares	Dec. 31, 2018 USD ($) yr $ / shares
Disclosure of indirect measurement of fair value of goods or services received, share options granted during period [Line Items]
Expected volatility	0.00%	36.90%	36.00%
Expected life (years) | yr	0	4.8	4.7
Risk-free annual interest rate	0.00%	1.70%	1.70%
Expected dividends	0.00%	5.00%	5.80%
Weighted average share price at the date of grant (US$)	$ 0	$ 5.06	$ 5.58
Weighted average exercise price (US$)	$ 0	$ 5.08	$ 5.62
Weighted average fair value of each share option granted by the Company (US$) | $	$ 0	$ 1.03	$ 1.01